UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2021

NEW PROVIDENCE ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-41023	86-1433401
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Research Blvd Suite 160C, PMB 1081 Austin, TX		78759
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 231-7070

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-third of one redeemable warrant	NPABU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units	NPAB	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	NPABU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 4, 2021, the Registration Statement on Form S-1 (File No. 333-253337) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of New Providence Acquisition Corp. II (the “Company”) was declared effective by the U.S. Securities and Exchange Commission (the “Commission”), and on November 4, 2021, the Company filed a Registration Statement on Form S-1 (File No. 333-260794) pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), which was effective immediately upon filing. On November 9, 2021, the Company consummated the IPO of 25,000,000 units (the “Units”), which includes 2,500,000 Units pursuant to the partial exercise of the underwriter’s option to purchase up to an additional 3,375,000 Units to cover over-allotments. Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and one-third of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $250,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

an Underwriting Agreement, dated November 4, 2021, between the Company and Deutsche Bank Securities Inc., which contains customary representations and warranties and indemnification of the underwriter by the Company;

•

a Warrant Agreement, dated November 4, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants (as defined below); certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•

a Private Placement Warrants Purchase Agreement, dated November 4, 2021, between the Company and New Providence Acquisition II LLC (the “Sponsor”), pursuant to which, on November 9, 2021, the Sponsor purchased 8,000,000 private placement warrants, each exercisable to purchase one share of Class A Common Stock at $11.50 per share, subject to adjustment, at a price of $1.50 per warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

•

an Investment Management Trust Agreement, dated November 4, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•

a Registration and Stockholder Rights Agreement, dated November 4, 2021, among the Company, the Sponsor and certain stockholders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other stockholders, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities, and, upon and following consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•

a Letter Agreement, dated November 4, 2021, among the Company, the Sponsor, and each executive officer and director of the Company, pursuant to which the Sponsor and each executive officer and director of the Company have agreed to vote any shares of common stock of the Company held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 18 months from the closing of the IPO; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

•

an Administrative Support Agreement, dated November 4, 2021, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available the provision of the services of one or more investment professionals, as may be required by the Company from time to time, for $20,000 per month until the earlier of the Company’s initial business combination or liquidation.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 8,000,000 Private Placement Warrants at a price of $1.50 per Private Placement Warrant, generating total proceeds of $12,000,000. The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised on a cashless basis, (ii) are not subject to being called for redemption and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. The Private Placement Warrants have been issued pursuant to, and are governed by, the Warrant Agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2021, Richard Mazer, Daniel Ginsberg, Timothy Gannon, Terry Wilson and Gregory Stevens were appointed as members of the Board of Directors of the Company (the “Board”). The Board has determined that each of Mr. Mazer, Mr. Ginsberg, Mr. Gannon, Mr. Wilson and Mr. Stevens are “independent directors” as defined in the NASDAQ listing standards and applicable Commission rules. Mr. Mazer, Mr. Ginsberg and Mr. Gannon will serve on the audit committee, with Mr. Mazer serving as chairman of the audit committee. Mr. Ginsberg, Mr. Gannon, Mr. Stevens and Mr. Mazer will serve on the nominating committee, with Mr. Ginsberg serving as chairman of the nominating committee. Mr. Gannon, Mr. Ginsberg, Mr. Wilson and Mr. Mazer will serve on the compensation committee, with Mr. Gannon serving as chairman of the compensation committee.

On November 4, 2021, the Company entered into indemnity agreements with each of the Company’s directors and executive officers that require the Company to indemnify these individuals to the fullest extent permitted under Delaware law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing description is qualified in its entirety by reference to the full text of the Indemnity Agreements, the form of which is incorporated by reference herein and filed herewith as Exhibit 10.6.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 4, 2021, the Company adopted its Amended and Restated Certificate of Incorporation (as amended, the “Certificate”) and its Amended and Restated Bylaws (as amended, the “Bylaws”). Descriptions of the Certificate and the Bylaws are contained in the section entitled “Description of Securities” of the prospectus for the IPO, dated November 4, 2021 and filed pursuant to Rule 424(b) under the Securities Act and are incorporated herein by reference. The descriptions are qualified in their entirety by reference to the full text of the Certificate and the Bylaws, each of which is incorporated by reference herein and filed herewith as Exhibits 3.1 and 3.2, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement between the Company and Deutsche Bank Securities Inc.

3.1	Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.

4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company.

10.1	Private Placement Warrants Purchase Agreement between the Company and the Sponsor.

10.2	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company.

10.3	Registration and Stockholder Rights Agreement among the Company, the Sponsor and certain other stockholders named therein.

10.4	Letter Agreement among the Company, the Sponsor and the Company’s officers and directors.

10.5	Administrative Support Agreement between the Company and the Sponsor.

10.6	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (File No. 333- 253337), filed November 2, 2021).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2021	NEW PROVIDENCE ACQUISITION CORP. II

	By:	/s/ Gary P. Smith
	Name:	Gary P. Smith
	Title:	Chief Executive Officer